UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2021

Intapp, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-40550		46-1467620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3101 Park Blvd	Palo Alto	California	94306
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (650) 852-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	INTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2021, Intapp, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 10,500,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $26.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-256812) (as amended, the “Registration Statement”). On July 1, 2021, the Company filed a Prospectus dated June 29, 2021 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated as of June 29, 2021, by and among the Company, J.P. Morgan Securities LLC, BofA Securities, Inc. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters listed on Schedule 1 thereto;

•

a Second Amended and Restated Stockholders Agreement, dated as of July 2, 2021, by and among the Company, Great Hill Equity Partners IV, L.P., Great Hill Investors, LLC and Anderson Investments Pte. Ltd.; and

•

a Second Amended and Restated Registration Rights Agreement, dated as of July 2, 2021, by and among the Company, Great Hill Equity Partners IV, L.P., Great Hill Investors, LLC, Anderson Investments Pte. Ltd. and the individuals party thereto.

The terms of each of the agreements are substantially the same as the terms set forth in the forms of such agreements that were filed as exhibits to the Registration Statement and as previously described in the Registration Statement and the Prospectus. Copies of each of the agreements are attached as Exhibits 1.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The description of Item 5.03 below of the Amended and Restated Charter and Amended and Restated Bylaws (each as defined below) of the Company is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 2, 2021, Ralph Baxter, Nancy Harris, George Neble and Marie Wieck were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve as directors, related party transactions involving any of these directors and the compensation plan in which such directors may participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On July 2, 2021, the Company entered into indemnification agreements with its directors, executive officers and other key employees in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Charter, Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On July 2, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”). The Company’s board of directors and stockholders previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is the same form as previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Effective as of July 2, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Company’s board of directors and stockholders previously approved the Amended and Restated Bylaws to be effective prior to the completion of the IPO. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Bylaws are the same form as previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 29, 2021, by and among the Company, J.P. Morgan Securities LLC, BofA Securities, Inc. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters listed on Schedule 1 thereto

3.1	Amended and Restated Certificate of Incorporation of Intapp, Inc.

3.2	Amended and Restated Bylaws of Intapp, Inc.

10.1	Second Amended and Restated Stockholders Agreement, dated as of July 2, 2021, by and among the Company, Great Hill Equity Partners IV, L.P., Great Hill Investors, LLC and Anderson Investments Pte. Ltd.

10.2	Second Amended and Restated Registration Rights Agreement, dated as of July 2, 2021, by and among the Company, Great Hill Equity Partners IV, L.P., Great Hill Investors, LLC, Anderson Investments Pte. Ltd. and the individuals party thereto

10.3	Form of Indemnification Agreements (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 (File No. 333-256812))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAPP, INC.

By:	/s/ Steven Todd
Name:	Steven Todd
Title:	General Counsel

Date: July 6, 2021